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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                    May 6, 1996





                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-7543                          94-1278569
(State or Other Jurisdiction        (Commission                 (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                                85002
(Address of principal executive offices)

Registrant's telephone number, including area code:                 602/207-6900



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\Item 7.   Financial Statements and Exhibits.

           (c)      Exhibits:

       Exhibits                                      Title
       --------                                      -----
         1.1 Underwriting Agreement, dated April 30, 1996, between FINOVA Capital Corporation and Deutsche Morgan
                   Grenfell/C.J. Lawrence Inc.

         4.2 Pricing Agreement, dated April 30, 1996, between FINOVA Capital Corporation and Deutsche Morgan Grenfell/C.J. Lawrence Inc.

         4.3       Officer's Certificate of FINOVA Capital
                   Corporation, establishing the form of the Notes.

         4.4       Specimen Certificate.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FINOVA CAPITAL CORPORATION

                                  (Registrant)

Dated:  May 6, 1996               By:  /s/  Bruno A. Marszowski
                                  ---------------------------------------
                                       Bruno A. Marszowski
                                       Senior Vice President-Controller
                                       and Chief Financial Officer

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